Redwood Managed Volatility Fund

Redwood AlphaFactor® Tactical Core Fund

Redwood Managed Municipal Income Fund

Redwood Activist Leaders® Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT”) Fund

(each a “Fund” and together the “Funds”)

Each a Series of Two Roads Shared Trust

Supplement dated January 14, 2020
to the Prospectus dated February 28, 2019

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Funds’ Prospectus. This Supplement supersedes any information to the contrary in the Prospectus and Statement of Additional Information (“SAI”).

The minimum investment amounts for the Funds have changed. Effective immediately, all references in the Prospectus to investment minimums for all of the Funds should reflect the following minimum initial and subsequent investment amounts for each share class:

Class	Minimum Investment
	Initial	Subsequent
I	$10,000	$1,000
N	$10,000	$1,000
Y	$20,000,000	$1,000

Additionally, the following replaces the section “Class I and Class Y Shares” under the heading “HOW TO PURCHASE SHARES” on pg. 48 of the Prospectus:

Class I Shares and Class Y Shares

Class I and Class Y shares are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund. Class I shares require a minimum initial investment of $10,000 and the minimum subsequent investment is $1,000. Class Y shares require a minimum initial investment of $20,000,000 and the minimum subsequent investment is $1,000.

Class I and Class Y shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of the Adviser or purchases referred through the Adviser.
•	To investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Each Fund may change investment minimums at any time. Each Fund and the Advisor may each waive investment minimums at their individual discretion. Class I or Class Y shares may not be available for purchase in all states.

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This Supplement, the Funds’ Prospectus and SAI dated February 28, 2019 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-RED-FUND (733-3863).